              OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND(R)
                    Supplement dated August 5, 2003 to the
                        Prospectus dated May 30, 2003

The prospectus is amended as follows:

Footnote 8 under the Annual Fund Operating Expenses table on page 14 is deleted and replaced by the following:

      8. The Manager has voluntarily undertaken to reimburse the Fund for expenses equal to the Underlying Fund expenses, other than Underlying
      Fund management fees, paid by the Fund as a shareholder of the
      Underlying Fund. The amount of expense reimbursement shown in the fee table above assumes an allocation of 50% of the Fund's assets to shares of the Underlying Fund. That expense reimbursement will fluctuate as the allocation changes. The Manager may amend or terminate that voluntary undertaking at any time without notice to the shareholders.

August 5, 2003                                                PS0676.001